Exhibit 99.1

NEWS RELEASE

Qnity Launches as Independent, Publicly Traded Company Serving Semiconductor Value Chain

Qnity spins from DuPont as a pure-play global leader in

advanced electronics materials and solutions

WILMINGTON, DEL., Nov. 3, 2025 – Qnity Electronics, Inc. (“Qnity”) (NYSE: Q), a premier technology solutions leader across the semiconductor value chain, announced the completion of its separation from DuPont de Nemours, Inc. (“DuPont”) on Nov. 1. Qnity’s common stock will begin trading on the NYSE today under the ticker symbol “Q”, and the company will also join the S&P 500.

Jon Kemp has assumed the role of Chief Executive Officer of Qnity and continues as a member of Qnity’s Board of Directors as planned. Prior to this appointment, Kemp served as president of DuPont’s Electronics & Industrial business, where he led major portfolio transformation and business growth.

“Today marks a pivotal milestone, built on decades of innovation, as Qnity begins its next chapter as a leading pure-play technology provider serving the semiconductor value chain,” said Kemp. “Driven by strong customer partnerships, global reach, and a broad portfolio of industry-leading materials and technologies, Qnity is making tomorrow’s technologies possible. This includes the transition to advanced nodes, especially for AI applications, including chip manufacturing, advanced packaging, and thermal management.”

Qnity has more than 10,000 employees serving customers in more than 80 countries and regions. Facilities include 39 manufacturing sites and 17 R&D facilities around the world. Two-thirds of Qnity’s portfolio is tied directly to semiconductors, giving the company a total addressable market exceeding $30 billion. The global semiconductor industry revenue is projected to surpass $1 trillion1 around the end of the decade.

At the company’s Investor Day in September, Qnity’s leadership outlined its financial strategy to achieve above-market growth and strong profitability through 2028.

“As a pure-play company focused on the evolving needs of the semiconductor industry, we’re confident in our position to deliver sustained outperformance relative to peers and the market,” said Matt Harbaugh, Chief Financial Officer of Qnity. “Our focus on growth through innovation, productivity, and cost discipline will continue to drive our strong financial performance.”

Learn more about how Qnity is powering the next leap forward at qnityelectronics.com.

[1]	Source: SEMI, McKinsey & Company, and TechInsights.

About Qnity

Qnity™ is a premier technology provider across the semiconductor value chain, empowering AI, high performance computing, and advanced connectivity. From groundbreaking solutions for semiconductor chip manufacturing, to enabling high-speed transmission within complex electronic systems, our high-performance materials and integration expertise make tomorrow’s technologies possible. More information about the company, its businesses and solutions can be found at www.qnityelectronics.com.

Qnity™, the Qnity Node Logo, and all products, unless otherwise noted, denoted with TM or ® are trademarks, trade names or registered trademarks of affiliates of Qnity Electronics, Inc.

Cautionary Statement Regarding Forward-Looking Statements

This release contains forward-looking statements. Forward-looking statements use words such as “plans”, “expects”, “will”, “would”, “anticipates”, “believes”, “intends”, “seeks”, “projects”, “efforts”, “estimates”, “potential”, “continue”, “intend”, “may”, “could”, “should” and similar expressions, among others, as well as other words or expressions referencing future events, conditions or circumstances. Statements that describe or relate to Qnity’s plans, goals, intentions, strategies, financial estimates, Qnity’s expectations regarding the Spin-Off, and statements that do not relate to historical or current fact, are examples of forward-looking statements. Forward-looking statements are based on our current beliefs, expectations and assumptions, which may not prove to be accurate, and involve a number of known and unknown risks and uncertainties, many of which are out of Qnity’s control. Forward-looking statements are not guarantees of future performance, and there are a number of important factors that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements. Additional information concerning these and other factors can be found in Qnity’s filings with the U.S. Securities and Exchange Commission, including Qnity’s registration statement on Form 10 and current reports on Form 8-K. Any forward-looking statement speaks only as of the date on which it is made. Qnity does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Investor Contact

Nahla A. Azmy

Nahla.azmy@qnityelectronics.com

Qnity Media Contact

Ashley Boucher

ashley.boucher@qnityelectronics.com